OPPENHEIMER GLOBAL GROWTH & INCOME FUND
                      Supplement dated June 3, 1999 to the
                        Prospectus dated January 28, 1999

The Prospectus is amended as follows:

1. The first and second paragraphs under the heading "Dividends, Capital Gains and Taxes" on pages 30-31 are deleted and replaced by the following:

         Dividends. The Fund intends to declare dividends separately for each class of shares from net investment income annually and to pay dividends to shareholders in December on a date selected by the Board of Trustees. Dividends and distributions paid on Class A shares will generally be higher than dividends for Class B and Class C shares, which normally have higher expenses than Class
A. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or distributions.



June 3, 1999                                               PS0215.015